UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

TB SA ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40260	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093, Boundary Hall Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of principal executive offices)	(Zip Code)

(345) 814-5771

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	TBSAU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	TBSA	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TBSAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 1, 2022, TB SA Acquisition Corp (the “Company”) received a deficiency letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that it was not in compliance with Section 5250(c) of Nasdaq Rules regarding the Qualification, Listing and Delisting of Companies (the “Nasdaq Listing Rules”) as a result of its failure to timely file its Quarterly Report on Form 10-Q for the period ended March 31, 2022 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”) through the SEC’s EDGAR System.

On May 16, 2022, the Company filed Notification of Late Filing on Form 12b-25 (the “Form 12b-25”), indicating that the filing of its Form 10-Q will be delayed. Although the Company has dedicated significant resources to the completion of finalizing its financial statements and related disclosures for inclusion in the Form 10-Q, the Company was unable to complete and file the Form 10-Q prior to May 21, 2022, the extension period provided by the Form 12b-25. Additional time is needed by the Company to complete its review of the financial statements included in the Form 10-Q in order to ensure a complete, accurate Quarterly Report.

Under the Nasdaq Listing Rules, the Company has 60 calendar days from the date of the deficiency letter to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. As required by the Nasdaq Listing Rules, on June 9, 2022, the Company issued a press release regarding the matters described in this Item 3.01. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 9, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2022

By:	/s/ James Crawley
Name:	James Crawley
Title:	Chief Financial Officer